UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2009

ACCENTURE LTD

(Exact name of Registrant as specified in its charter)

Bermuda	001-16565	98-0341111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM12, Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (441) 296-8262

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Assumption and Amendment of Equity Compensation Plans

On September 1, 2009, Accenture plc and Accenture Ltd entered into an Assumption and General Amendment Agreement (the “Assumption Agreement”) pursuant to which Accenture Ltd assigned to Accenture plc, and Accenture plc assumed, the following equity incentive plans of Accenture Ltd, including all award or grant documents or agreements thereunder: the 2001 Share Incentive Plan and the 2001 Employee Share Purchase Plan.

All awards or grants under the equity incentive plans continue to be exercisable, issuable, held, available or vest upon the same terms and conditions as under the awards or grants prior to their assumption by Accenture plc, except that upon the exercise, issuance, holding, availability or vesting of those awards or grants, Accenture plc Class A ordinary shares are now issuable or available, or benefits or other amounts determined, in lieu of Accenture Ltd Class A common shares.

This Assumption Agreement is effective as of immediately prior to the effective time of the Transaction (as such term is defined in Item 8.01 below).

The Assumption Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Assumption and Amendment of Certain Agreements related to Accenture plc Class X ordinary shares

Accenture plc, as successor to Accenture Ltd, has agreed with the original holders of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares not to redeem any Class X ordinary share of such holder if the redemption would reduce the number of Class X ordinary shares held by that holder to a number that is less than the number of Accenture SCA Class I common shares or Accenture Canada Holdings Inc. exchangeable shares owned by that holder.

With respect to the Accenture Canada Holdings Inc. exchangeable shares, Accenture plc has entered into the First Supplemental Agreement to Support Agreement with Accenture Ltd and Accenture Canada Holdings Inc., dated September 1, 2009 and the First Supplemental Agreement to Exchange Trust Agreement with Accenture Ltd, Accenture Canada Holdings Inc. and Accenture Inc., dated September 1, 2009, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Also related to the exchange of Accenture plc Class X ordinary shares for Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares, Accenture plc entered into an Assumption Agreement of the Amended and Restated Voting Agreement, dated September 1, 2009 (the “Amended Voting Agreement Assumption”), pursuant to which it assumed all rights and obligations of Accenture Ltd under the Amended and Restated Voting Agreement, dated as of February 3, 2005. The Amended Voting Agreement Assumption is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.03	Material Modification of Rights of Security Holders

The information included under Item 8.01 is incorporated by reference herein.

Item 5.01	Change in Control of Registrant

The description of the Transaction under Item 8.01 is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of September 1, 2009, following the completion of the Transaction, the directors and executive officers of Accenture Ltd immediately prior to the Transaction became the directors and executive officers of Accenture plc. Concurrently the directors of Accenture Ltd resigned from Accenture Ltd. Accenture Ltd’s directors carry their terms of office over to the Accenture plc Board of Directors. The Board of Directors of Accenture plc is divided into three classes serving staggered three-year terms. The current class I, II and III terms will expire at the 2011, 2012 and 2010 annual general meetings, respectively.

Item 7.01	Regulation FD Disclosure

Upon the effectiveness of the Transaction, the CUSIP number for Class A ordinary shares of Accenture plc issued in place of Class A common shares of Accenture Ltd will be G1151C 101.

Item 8.01	Other Events

THE TRANSACTION

On September 1, 2009, Accenture Ltd and Accenture plc completed a transaction effected by way of a scheme of arrangement under Bermuda law (the “Scheme of Arrangement”) pursuant to which each holder of Accenture Ltd Class A common shares or Class X common shares outstanding immediately prior to the effectiveness of the Scheme of Arrangement received one Accenture plc Class A ordinary share or Class X ordinary share in exchange for each outstanding Accenture Ltd Class A common share or Class X common share, as applicable, and cash for any fractional shares (the “Transaction”). As a result of the Transaction, Accenture Ltd became a direct, wholly-owned subsidiary of Accenture plc. On September 1, 2009, Accenture plc issued a press release announcing the completion of the Transaction. The press release is attached as Exhibit 99.1.

Prior to the Transaction, the Accenture Ltd Class A common shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (“NYSE”) under the symbol “ACN” and the Accenture Ltd Class X common shares were registered pursuant to Section 12(g) of the Exchange Act. As a result of the Transaction, all of the Accenture Ltd Class A and Class X common shares were cancelled and holders thereof received Accenture plc Class A and Class X ordinary shares, as applicable, on a one-for-one basis (or, in the case of fractional interests in Class A common shares, cash). Accordingly, Accenture Ltd requested that the NYSE file with the Securities and Exchange Commission (the “Commission”) a Form 25 to remove the Accenture Ltd Class A common shares from listing on the NYSE. Accenture Ltd expects to file a Form 15 with the Commission to terminate the registration of the Accenture Ltd Class A and Class X common shares and suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Assumption and General Amendment Agreement between Accenture plc and Accenture Ltd, dated September 1, 2009

10.2	First Supplemental Agreement to Support Agreement among Accenture plc, Accenture Ltd and Accenture Canada Holdings Inc., dated September 1, 2009

10.3	First Supplemental Agreement to Exchange Trust Agreement among Accenture plc, Accenture Ltd, Accenture Canada Holdings Inc. and Accenture Inc., dated September 1, 2009

10.4	Assumption Agreement of the Amended and Restated Voting Agreement, dated September 1, 2009

99.1	Press Release, dated September 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 1, 2009	ACCENTURE LTD

	By:	/s/ Douglas G. Scrivner
	Name:	Douglas G. Scrivner
	Title:	General Counsel and Secretary